Greenidge Generation Reports Financial and Operating Results for the Third Quarter 2024

Exceeds or Meets High End of Range for All Figures Reported in Preliminary Results

Provides Update on Fleet Upgrade and Continued SG&A Expense Reduction

DRESDEN, NY, November 7, 2024 — Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced financial and operating results for the third quarter of 2024.

Third Quarter 2024 Financial Results:

•Total revenue of $12.4 million;
•Net loss from continuing operations of $6.3 million;
•EBITDA loss of $1.2 million;
•Adjusted EBITDA loss of $0.1 million;
•Cryptocurrency mining revenue of $3.3 million;
•Datacenter hosting revenue of $6.5 million;
•Power and capacity revenue of $2.6 million; and
•Total bitcoin production of 166 BTC.

Year to Date 2024 Financial Results:

•Total revenue of $44.7 million;
•Net loss from continuing operations of $15.9 million;
•EBITDA loss of $0.6 million;
•Adjusted EBITDA gain of $2.4 million;
•Cryptocurrency mining revenue of $15.0 million;
•Datacenter hosting revenue of $22.2 million;
•Power and capacity revenue of $7.1 million; and
•Total bitcoin production of 793 BTC.

Financial and operating results for the third quarter of 2024 results reflect a $0.2 million improvement in net loss from continuing operations, EBITDA loss from continuing operations, Adjusted EBITDA loss from continuing operations and selling, general and administrative expenses (“SG&A”) when compared to the high end of the ranges reported in Greenidge’s preliminary results for the third quarter of 2024, with all other metrics achieving at the high end of their respective ranges preliminarily reported. Greenidge ended the third quarter of 2024 with approximately $11.4 million of cash and digital assets, including 60.7 bitcoin and approximately $69.5 million of debt net of deferred costs.

SG&A Update:

Total SG&A expenses through the first three quarters of 2024 were $13.4 million versus $22.7 million through the first three quarters of 2023, a significant savings of $9.3 million, which exceeds the Company’s stated $7 million goal at the beginning of the year by approximately 33%.

Fleet Upgrade Update:

As previously announced, Greenidge anticipates continuing to gradually upgrade its miner fleet with newer generation miners, in addition to securing additional sites for future development and potentially monetizing certain assets. Through the receipt of 1,000 upgraded miners, almost all of which have been deployed as of November 7, 2024, Greenidge’s miner fleet efficiency is expected to improve in the fourth quarter compared to 27.1 J/TH reported as of September 30, 2024 and 28.7 J/TH reported as of June 30, 2024.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

	Three Months Ended	Nine Months Ended
Amounts denoted in millions	September 30, 2024	September 30, 2024

Net loss from continuing operations	$ 6.3	$ 15.9
Interest expense, net	1.8	5.4
Income tax (gain)	(0.1)	(0.1)
Depreciation	3.4	9.9
EBITDA loss from continuing operations	(1.2)	(0.7)
Stock based compensation	0.4	1.8
Loss on sale of assets	0.7	0.7
Change in fair value of warrant asset, after tax	—	0.4
Impairment of long-lived assets	—	0.2
Adjusted EBITDA (loss) from continuing operations	$ (0.1)	$ 2.4

Contacts:

Investors

Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media

Longacre Square Partners
Kate Sylvester / Liz Shoemaker, 646-386-0091
greenidge@longacresquare.com

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